UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report: (Date of earliest event reported) July 30, 2004

                                     1-13859
                             Commission File Number

                         AMERICAN GREETINGS CORPORATION
               (Exact name of registrant as specified in Charter)

              Ohio                                       34-0065325
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
-------------------------------             ------------------------------------
incorporation or organization)

    One American Road, Cleveland, Ohio                     44144
    ---------------------------------------------------------------
    (Address of principal executive Offices)             (Zip Code)

                                 (216) 252-7300
               Registrant's telephone number, including area code

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ITEM 9. Regulation FD Disclosure.

      The Company issued a press release on July 30, 2004 announcing that it had entered into an agreement to sell its subsidiary, Magnivision, Inc., a copy of the press release is furnished as Exhibit 99 to this Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMERICAN GREETINGS CORPORATION

                                           By: /s/ Catherine M. Kilbane
                                               ---------------------------------
                                               Catherine M. Kilbane
                                               Senior Vice President
                                               General Counsel
                                               Secretary

July 30, 2004

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                                  EXHIBIT INDEX

Exhibit No.

99                     Press release dated July 30, 2004